SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 20, 2002



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



              New York                       0-25104             16-0956508
              --------                       -------             ----------
     State or other jurisdiction           Commission           IRS Employer
          of incorporation                 File Number        Identification No.


      74 Broad Street, 3rd Floor
          New York, New York                                        10004
--------------------------------------                              -----
Address of principal executive offices                            Zip Code


                                 (212) 771-1000
                                 --------------
               Registrant's Telephone Number, Including Area Code
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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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Item 6.  Resignation of Registrant's Director
         ------------------------------------

               Continental Information Systems Corporation (the "Company") announced that the Company had appointed Jonah Meer, the Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Company as a Director. Mr. Meer has been an officer of the Company since June 30, 1997 and has been instrumental in winding up many of the Company's discontinued operations. Mr. Meer was also appointed the Chief Executive Officer of the Company following the resignation of Michael Rosen as Director and Officer. Mr. Rosen will remain as a consultant to the Company to assist the Company in recovering its assets.


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONTINENTAL INFORMATION SYSTEMS CORPORATION


Date:  June 24, 2002                 By:     /s/Jonah M. Meer
                                             -----------------------------------
                                     Name:   Jonah M. Meer
                                     Title:  Chief Financial Officer


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